                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

                       Date of Report:  August 27, 1996



                                 PRO-DEX, INC.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-14942



          Colorado                                      84-1261240
- ------------------------------                   -----------------------
State or Other Jurisdiction of                   I.R.S. Employer Identi-
Incorporation or Organization)                   fication Number)



               1401 Walnut Street, Suite 500, Boulder, CO 80302
        --------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (303) 443-8165
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1. Changes in Control of Registrant. None.
        --------------------------------

ITEM 2. Acquisition or Disposition of Assets.  None.
        ------------------------------------

ITEM 3. Bankruptcy or Receivership.  None.
        --------------------------

ITEM 4. Changes in Registrant's Certifying Accountant.  None.
        ---------------------------------------------

ITEM 5. Other Events.  The following events have occurred with respect to
        ------------
        Registrant:

   Registrant's Board of Directors has elected John B. Zaepfel to serve as a director until his successor is elected and qualified. Brief biographical information on the newly elected member of Registrant's Board of Directors is as follows:

   JOHN B. ZAEPFEL has served as a director of the Registrant since August 27,
   ---------------
1996, and will commence service on Registrant's Compensation Committee on September 16, 1996. Previously, Mr. Zaepfel served on the advisory committee advising the Board of Directors of Micro Motors, Inc., prior to its merger with and into the Registrant's wholly owned subsidiary in July of 1995. Mr. Zaepfel spent fifteen years as the Chief Executive Officer of CPG International, Inc., which he founded in 1985 in a leveraged buy-out of a division of a wholly owned subsidiary of Times Mirror, Inc. Prior to its private sale in 1989, CPG International, Inc. was a $90 million operating company, manufacturing and marketing art, engineering, and media supplies. Prior to forming CPG International, Inc., Mr. Zaepfel was President and CEO of Chartpak and Pickett Industries, wholly owned subsidiaries of Times Mirror, Inc. Mr. Zaepfel previously served as a director of Ideal School Supply, Inc. when it was a publicly traded company and as a director or chairman of six privately held companies. Currently, Mr. Zaepfel is Chairman of the Board of Acordia of Southern California, a wholly owned subsidiary of Anthem, Inc., listed on the New York Stock Exchange, Inc. Mr. Zaepfel also serves as a member of the Boards of Directors of Varitronics, Inc. and Remedy Temp, Inc., both of which are public companies quoted on NASDAQ, Inc. Mr. Zaepfel is active in business leadership organizations. Mr. Zaepfel is a graduate of the University of Washington and holds a Masters in Business Administration from the University of Southern California, where he was elected to Beta Gamma Sigma, an honorary society.

ITEM 6. Resignations of Registrant's Directors.  None.
        --------------------------------------

ITEM 7. Financial Statements and Exhibits.  None.
        ---------------------------------

ITEM 8. Changes in Fiscal Year.  None.
        ----------------------
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                                  SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PRO-DEX, INC.


                              By:  /s/ GEORGE J. ISAAC
                                 ----------------------------------------------
                                 George J. Isaac, Vice President and
                                 Chief Financial Officer

August 27, 1996